                                                                      EXHIBIT 99

GREENPOINT MANUFACTURED HOUSING CONTRACT TRUST
PASS THROUGH CERTIFICATES
SERIES 1999-1
INVESTOR NUMBER 51999021

Determination Date:                11-Aug-99
Remittance Date:                   16-Aug-99
Month End Date:                    31-Jul-99
-------------------------------------------------------------------------------

(a)     Class A-1 Distribution Amount                                                                           4,366,138.70

(b)     Class A-1 Distribution Principal                                                                        3,748,870.08
                  Scheduled Payments of Principal                                               698,774.98
                  Partial Prepayments                                                           390,979.44
                  Scheduled Principal Balance Principal Prepayment in Full                    1,317,929.05
                  Scheduled Principal Balance Liquidated Contracts                            1,341,186.61
                  Scheduled Principal Balance Repurchases                                             0.00

(c)     Class A-1 Interest Distribution                                                                           617,268.62
        Class A-1 Interest Shortfall                                                                                    0.00

(d)     Class A-1 Remaining Certificate Balance                                                               124,403,785.21

(e)     Class A-2 Distribution Amount                                                                             628,545.83

(f)     Class A-2 Distribution Principal                                                                                0.00
                  Scheduled Payments of Principal                                                     0.00
                  Partial Prepayments                                                                 0.00
                  Scheduled Principal Balance Principal Prepayment in Full                            0.00
                  Scheduled Principal Balance Liquidated Contracts                                    0.00
                  Scheduled Principal Balance Repurchases                                             0.00

(g)     Class A-2 Interest Distribution                                                                           628,545.83
        Class A-2 Interest Shortfall                                                                                    0.00

(h)     Class A-2 Remaining Certificate Balance                                                               125,500,000.00

(i)     Class A-3 Distribution Amount                                                                             463,341.67

(j)     Class A-3 Distribution Principal                                                                                0.00
                  Scheduled Payments of Principal                                                     0.00
                  Partial Prepayments                                                                 0.00
                  Scheduled Principal Balance Principal Prepayment in Full                            0.00
                  Scheduled Principal Balance Liquidated Contracts                                    0.00
                  Scheduled Principal Balance Repurchases                                             0.00

(k)     Class A-3 Interest Distribution                                                                           463,341.67
        Class A-3 Interest Shortfall                                                                                    0.00

(l)     Class A-3 Remaining Certificate Balance                                                                91,000,000.00

(m)     Class A-4 Distribution Amount                                                                             400,625.00

(n)     Class A-4 Distribution Principal                                                                                0.00
                  Scheduled Payments of Principal                                                     0.00
                  Partial Prepayments                                                                 0.00
                  Scheduled Principal Balance Principal Prepayment in Full                            0.00
                  Scheduled Principal Balance Liquidated Contracts                                    0.00
                  Scheduled Principal Balance Repurchases                                             0.00

(o)     Class A-4 Interest Distribution                                                                           400,625.00
        Class A-4 Interest Shortfall                                                                                    0.00

(p)     Class A-4 Remaining Certificate Balance                                                                75,000,000.00

(q)     Class A-5 Distribution Amount                                                                           1,109,485.74

(r)     Class A-5 Distribution Principal                                                                                0.00
                  Scheduled Payments of Principal                                                     0.00
                  Partial Prepayments                                                                 0.00
                  Scheduled Principal Balance Principal Prepayment in Full                            0.00
                  Scheduled Principal Balance Liquidated Contracts                                    0.00
                  Scheduled Principal Balance Repurchases                                             0.00

(s)     Class A-5 Interest Distribution                                                                         1,109,485.74
        Class A-5 Interest Shortfall                                                                                    0.00

(t)     Class A-5 Remaining Certificate Balance                                                               196,659,215.00

(u)     Class A-1 Pass Through Rate                                                                                 5.780000%
        Class A-2 Pass Through Rate                                                                                 6.010000%
        Class A-3 Pass Through Rate                                                                                 6.110000%
        Class A-4 Pass Through Rate                                                                                 6.410000%
        Class A-5 Pass Through Rate                                                                                 6.770000%

(v)     Monthly Servicing Fee                                                                                     513,593.23

(w)     Delinquency                                                        # of Contracts                     Prin. Balance
                                                                           ---------------                   ---------------

                 a)  One Monthly Payment Delinquent                                    213                      7,452,031.10
                 b)  Two Monthly Payments                                               78                      3,095,036.61
                 c)  Three or more Monthly Payments                                     62                      2,356,108.61
                                                                           ---------------                   ---------------
                                                                                       353                     12,903,176.32
                                                                           ===============                   ===============

                                                                                                               Difference
(x)     Repurchased Contracts                         Contract Number      Repurchase Price                  Paid by Seller
                                                      ---------------      ----------------                  --------------
                                                                    0                  0.00                            0.00

                                                          Total Repurchases            0.00                            0.00
                                                                           ================                  ==============

(y)     Repossessions or Foreclosures                                          Number                        Actual Balance
                                                                           ---------------                   ---------------
                                                    BOP Repossessions                  138                   $  4,621,478.56
                                        Plus Repossessions this Month                   72                      2,429,054.63
                                                    Less Liquidations                  (45)                    (1,360,964.93)
                                                    EOP Repossessions                  165                   $  5,689,568.26
                                                                           ===============                   ===============

(z)     Class A-1 Enhancement Payment                                                                                   0.00
        Class A-2 Enhancement Payment                                                                                   0.00
        Class A-3 Enhancement Payment                                                                                   0.00
        Class A-4 Enhancement Payment                                                                                   0.00
        Class A-5 Enhancement Payment                                                                                   0.00

(aa)    Monthly Advance                                                                                                 0.00
        Outstanding Amount Advanced                                                                                     0.00

(bb)    Deposit to Special Account/Distribution to Class R Certificateholders                                     250,213.68

(cc)    Amount Distributed to Class R Certificateholders                                                                0.00

(dd)    Net Weighted Average Contract Rate                                                                              9.37%

(ee)    Number of Manufactured Homes currently held due to repossession                                                  165
        Principal balance of Manufactured Homes currently held                                                  5,689,568.26

(ff)    Class A-1 Pool Principal Balance percentage                                                                86.692533%
        Class A-2 Pool Principal Balance percentage                                                               100.000000%
        Class A-3 Pool Principal Balance percentage                                                               100.000000%
        Class A-4 Pool Principal Balance percentage                                                               100.000000%
        Class A-5 Pool Principal Balance percentage                                                               100.000000%

(gg)    Aggregate Deficiency Amounts                                                                                    0.00
        Servicer Deficiency Amounts received                                                                            0.00